Exhibit 99.1

Daktronics, Inc. Announces Changes to Board of Directors

Enters Into Cooperation Agreement with Prairieland Holdco, LLC

BROOKINGS, S.D. July 27, 2022 (GLOBE NEWSWIRE) – Daktronics, Inc. (NASDAQ: DAKT) (the “Company” or “Daktronics”), a world leader in audiovisual systems and implementation, today announced changes to its Board of Directors (the “Board”) as part of its ongoing Board refreshment process and that it has entered into a Cooperation Agreement with Daktronics shareholder Prairieland Holdco, LLC (“Prairieland”) and its affiliates, including Andrew Siegel (collectively, the “Prairieland Group”).

Pursuant to the Cooperation Agreement, the Company has agreed to nominate Mr. Siegel to the Board for election at the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”). Following the Annual Meeting, the Board will expand from seven to eight directors, and an additional director mutually agreed upon by Daktronics and the Prairieland Group will be added to the Board.

“We are pleased to welcome Andrew to our Board and look forward to his perspectives, as we continue to position ourselves for long-term growth and value creation,” said Reece Kurtenbach, Daktronics Chairman, President, and Chief Executive Officer. “Following these Board changes, more than half of our directors will have been added in the past two years as part of our focus on ensuring that we have the right mix of perspectives and experience overseeing the Company. We remain committed to engaging with our shareholders, while continuing to address both the challenges and the emerging opportunities in our industry.”

Under the Cooperation Agreement, Mr. Siegel’s term as a director will expire at the Company’s 2025 Annual Meeting of Shareholders. The Prairieland Group has agreed to, among other things, customary standstill and voting provisions during this time.

Mr. Siegel stated, “We invested in Daktronics because we believe the Company has enormous potential that the market is currently underappreciating. I would like to thank the Board for its constructive approach to our discussions, and I look forward to working with management and the Board to help drive Daktronics’ success.”

The complete Cooperation Agreement will be filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K.

About Andrew Siegel and Prairieland Holdco, LLC

Andrew Siegel currently manages Prairieland, whose sole member is TLI Bedrock, LLC (“TLI”), a private multi-strategy investment firm managed by Mr. Siegel and Lawrence B. Benenson (TLIBedrock.com). In 2019, Mr. Siegel co-founded and served as Executive Chairman of FourQ Systems, Inc., an enterprise financial technology company backed by TLI which was sold to Blackline, Inc. (NASDAQ:BL) in January 2022. Also in 2019, he co-led a group that reported a 7.5% interest in CSS Industries Inc. Mr. Siegel was founding partner of Advance Venture Partners, the investment fund of global media company Advance Publications, Inc. He joined Advance in 2010 and, as Executive Vice President, Strategy and Corporate Development, was responsible for growth initiatives at the holding company and its operating units, including Condé Nast. He oversaw The Sports Business Journal/SBD until December 2019. Mr. Siegel joined Advance from Yahoo! Inc., where he led the digital media company’s corporate development team from September 2009 until December 2010. He previously was an executive with General Electric Company (“GE”) from 2004 until 2009 and its financial arm, GE Capital. He joined GE upon its acquisition of InVision Technologies, Inc. (NASDAQ: INVN) in December 2004, where he had served as an executive officer since 2001.

Exhibit 99.1
About Daktronics

Daktronics has strong leadership positions in, and is the world's largest supplier of, large-screen video displays, electronic scoreboards, LED text and graphics displays, and related control systems. The Company excels in the control of display systems, including those that require integration of multiple complex displays showing real-time information, graphics, animation, and video. Daktronics designs, manufactures, markets and services display systems for customers around the world in four domestic business units: Live Events, Commercial, High School Park and Recreation, and Transportation, and one International business unit. For more information, visit the Company's website at: www.daktronics.com, email the Company at investor@daktronics.com, call (605) 692-0200 or toll-free (800) 843-5843 in the United States, or write to the Company at 201 Daktronics Dr., P.O. Box 5128, Brookings, S.D. 57006-5128.

Safe Harbor Statement

Certain statements made in this press release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are frequently indicated by terms such as “believe,” “continue,” “growth,” “intends,” and similar terms, are only expectations, and involve known and unknown risks and uncertainties, which may cause actual results in future periods to differ materially from what is currently anticipated. Factors that may cause actual results in future periods to differ materially from current expectations, which are identified in the Company’s most recent Annual Report on Form 10-K for the year ended April 30, 2022, which was filed with the SEC on June 16, 2022, and other filings with the SEC, including but not limited to, the risk factors discussed therein, could cause actual results to differ materially from current expectations. The current global economic climate, length and severity of the COVID-19 pandemic, the current Russia-Ukraine war and recent sanctions and exports controls targeting Russia, and uncertainty surrounding potential changes in U.S. policies and regulations may amplify many of these risks. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting. The Company intends to file a definitive proxy statement and a proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company's securities. Information regarding subsequent changes to their holdings of the Company's securities can be found in the SEC filings on Forms 3, 4 and 5, which are available on the Company’s website at https://investor.daktronics.com/ or through the SEC's website at www.sec.gov. Information can also be found in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2022 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge on the Company’s website https://investor.daktronics.com/.

Investor Contact
Alliance Advisors
Tom Ball / Peter Casey
tball@allianceadvisors.com / pcasey@allianceadvisors.com

Media Contact
Longacre Square Partners
Dan Zacchei / David Reingold
dzacchei@longacresquare.com / dreingold@longacresquare.com